                                                                   Exhibit 10.11


                                                                EXHIBIT D TO THE
                                                      THIRD AMENDED AND RESTATED
                                         CREDIT AGREEMENT AS SEPARATELY EXECUTED

                           THIRD AMENDED AND RESTATED
                               SECURITY AGREEMENT

                             Dated December 19, 1997

                                      From

                           THE GRANTORS NAMED HEREIN,

                                  as Grantors,

                                       to

                           BANQUE NATIONALE DE PARIS,

                             as Administrative Agent
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. Grant of Security..................................................3

SECTION 2. Security for Obligations...........................................5

SECTION 3. Grantors Remain Liable.............................................6

SECTION 4. Delivery of Security Collateral and Account Collateral.............6

SECTION 5. Maintaining the L/C Cash Collateral Account........................6

SECTION 6. Investing of Amounts in the L/C Cash Collateral Account............7

SECTION 7. Representations and Warranties.....................................7

SECTION 8. Further Assurances.................................................9

SECTION 9. As to Equipment and Inventory.....................................10

SECTION 10. Insurance........................................................10

SECTION 11. Place of Perfection; Records; Collection of Receivables..........11

SECTION 12. Voting Rights; Dividends; Etc....................................12

SECTION 13. As to the Assigned Agreements....................................13

SECTION 14. Transfers and Other Liens; Additional Shares.....................14

SECTION 15. Administrative Agent Appointed Attorney-in-Fact..................14

SECTION 16. Administrative Agent May Perform.................................15

SECTION 17. The Agent's Duties...............................................15


                                      (i)
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                                                                            Page
                                                                            ----

SECTION 18. Remedies.........................................................15

SECTION 19. Registration Rights..............................................16

SECTION 20. Indemnity and Expenses...........................................17

SECTION 21. Security Interest Absolute.......................................18

SECTION 22. Amendments; Waivers; Etc.........................................18

SECTION 23. Addresses for Notices............................................19

SECTION 24. Continuing Security Interest, Assignments under the
            Credit Agreement.................................................19

SECTION 25. Release and Termination..........................................20

SECTION 26. The Mortgages....................................................20

SECTION 27. Governing Law; Submission to Jurisdiction, Waiver of
            Jury Trial; Etc..................................................20


                                      (ii)

            THIRD AMENDED AND RESTATED SECURITY AGREEMENT, dated December 19, 1997, made by 24 Hour Fitness, Inc., a California corporation (the "Borrower" and, together with the Additional Collateral Grantors (as defined in Section 22(c)), the "Grantors"), to BANQUE NATIONALE DE PARIS ("BNP"), as Administrative Agent (together with any successor agent appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the lender parties (the "Lender Parties") and other Agents party to the Credit Agreement (as hereinafter defined), and as custodian for the Hedge Banks (as hereinafter defined).

            PRELIMINARY STATEMENTS:

            (1) 24 Hour Fitness, Inc., a California corporation (the "Borrower"), is the borrower under a Second Amended and Restated Credit Agreement dated as of March 14, 1997 (as amended, supplemented or otherwise modified, the "Existing Credit Agreement") with the lenders named therein (the "Existing Lenders") and BNP as issuing bank and agent (the "Existing Agent"). Pursuant to a Second Amended and Restated Security Agreement dated March 14, 199 (the "Existing Security Agreement"), the Grantors assigned and pledged to the Existing Agent for its benefit and the benefit of the issuing bank party to the Existing Credit Agreement and the ratable benefit of the Existing Lenders and certain hedge lenders to secure the payment of all Obligations (as defined in the Existing Credit Agreement) of the Borrower under, among other things, the Existing Credit Agreement, a security interest in certain property.

            (2) The Borrower has entered into a Third Amended and Restated Credit Agreement dated as of December 19, 1997 (as amended, supplemented or otherwise modified, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with Fitness Holdings, Inc., a Delaware corporation, the Lender Parties, Banque Nationale de Paris, as syndication agent and as administrative agent (the "Administrative Agent"), for the Lender Parties, Bankers Trust Company, as documentation agent for the Lenders and LaSalle National Bank and Wells Fargo Bank, N.A., as co-agents for the Lenders.

            (3) Each Grantor is the owner of the shares of stock, and of the warrants, rights and options to acquire the shares of stock (collectively, the "Pledged Shares"), described opposite such Grantor's name on Part A of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Pledged Indebtedness") described opposite such Grantor's name on Part B of
Schedule I hereto and issued by the obligors named therein.

            (4) The Borrower may from time to time invest in Hedge Agreements with one or more Lenders in connection with the Credit Agreement (all such Lenders being, collectively, the "Hedge Banks") to obtain the protection permitted by Section 5.02(b)(i)(C) of the Credit Agreement against fluctuations in certain interest rates. Such Hedge Agreements, copies of which shall be provided to the Agent, are hereinafter referred to as the "Secured Hedge Agreements".

            (5) The Borrower has opened a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with BNP at its offices at 499 Park Avenue, New York, New York 10022, Account No. 20183600114, in the name of the Borrower but under the sole dominion and control of the Administrative Agent and subject to the terms of this Agreement.

            (6) It is a condition precedent to the making of Advances by the Lenders and the Swing Line Bank under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement, and the entering into of the Secured Hedge Agreement by the Hedge Banks, that the Grantors shall have granted the assignment and security interest and made the pledge contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders and the Swing Line Bank to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements, each Grantor hereby agrees with the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the Lenders and the Hedge Banks as follows:

            SECTION 1. Grant of Security. Each Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the Lenders and the Hedge Banks, and hereby grants to the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the Lenders and the Hedge Banks, a security interest in the following (collectively, the "Collateral"):

            (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

            (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

            (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing and to the extent assignable without consent in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to below in clause (d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

            (d) all of the following (collectively, the "Security Collateral"):

                  (i) the Pledged Shares and the certificates representing the
            Pledged Shares, and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (ii) the Pledged Indebtedness and the instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness;

                  (iii) all additional shares of stock, and all additional
            warrants, rights or options to acquire shares of stock, from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares and such additional warrants, rights or options and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares or such additional warrants, rights or options provided, however that, in respect of such additional shares of stock issued by a Person which is not organized under the laws of any State of the United States of America, no such assignment, grant or pledge shall be effective if, as a result of such assignment, grant or pledge, the Administrative Agent would be entitled hereunder upon the occurrence of an Event of Default to exercise, in the aggregate, greater than 66% of the votes entitled to be cast by holders of common stock of such Person at any shareholders' meeting thereof; and

                  (iv) all additional indebtedness from time to time owed to such Grantor in any manner and the instruments evidencing such additional indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional indebtedness;

            (e) all of such Grantor's right, title and interest in and to each agreement set forth beneath such Grantor's name on Schedule II hereto and each Secured Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreement may be amended, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements or any instruments, opinions or documents delivered pursuant thereto, (iii) all rights of such Grantor in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to the Assigned Agreements, (iv) all claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (v) all rights of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

            (f) all of the following (collectively, the "Account Collateral"):

                  (i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

                  (ii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                  (iii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                  (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (v) all interest, dividends, cash, instruments and other
            property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

            (g) all proceeds of any and all of the foregoing Collateral to the extent assignable without consent (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

            SECTION 2. Security for Obligations. The pledge, assignment and security interest granted under this Agreement by each Grantor secure the payment of all Obligations of such Grantor now or hereafter existing under this Agreement and each other Loan Document and under the Secured Hedge Agreements, whether for principal, interest, premiums, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Administrative Agent or any Lender Party under the Loan Documents or the Hedge Banks under the Secured Hedge Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

            SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Agent, the Lenders Parties or the Hedge Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, any Lender Party or any Hedge Bank be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 4. Delivery of Security Collateral and Account Collateral. All certificates and instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. After the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral and the Account Collateral, subject only to the revocable rights specified in Section 12(a). In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

            SECTION 5. Maintaining the L/C Cash Collateral Account. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding, any Lender Party shall have any Commitment under the Credit Agreement or any Hedge Bank shall have any obligation under any Secured Hedge Agreement:

            (a) The Borrower shall maintain the L/C Cash Collateral Account with BNP.

            (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, and except as otherwise provided in Section 18, that no amount (including, without limitation, interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account.

            (c) Except for the L/C Cash Collateral Account, the Borrower shall maintain each of its deposit and other bank accounts in the State of California and shall promptly (i) notify the Administrative Agent of any such accounts not listed on Schedule V hereto and (ii) notify any bank not so listed of the security interest therein granted hereunder, with a copy of such notice to the Agent.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as are in effect from time to time.

            SECTION 6. Investing of Amounts in the L/C Cash Collateral Account. If requested by the Borrower, the Administrative Agent shall, subject to the provisions of Section 18, from time to time invest:

            (a) amounts on deposit in the L/C Cash Collateral Account in certificates of deposit of BNP or other overnight funds in the name of the Administrative Agent as the Borrower may select and the Administrative Agent may approve, which approval shall not be unreasonably withheld; and

            (b) interest paid on such certificates of deposit of BNP or such overnight funds referred to in subsection (a) above, and reinvest other proceeds of any such certificates of deposit of BNP or such overnight funds that may mature or be sold, in each case in such certificates of deposit of BNP or such overnight funds in the name of the Administrative Agent as the Borrower may select and the Administrative Agent may approve, which approval shall not be unreasonably withheld (the certificates of deposit of BNP or such overnight funds referred to in subsection (a) above and in this subsection (b) being, collectively, "Collateral Investments").

Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

            SECTION 7. Representations and Warranties. Each Grantor represents and warrants as to itself and its Collateral as follows:

            (a) All of the Equipment and Inventory are located at one or more of the locations specified beneath such Grantor's name on Schedule III hereto. The principal place of business of such Grantor or, if such Grantor has more than one principal place of business, the chief executive office of such Grantor, and the office where such Grantor keeps its records concerning the Receivables, the original copies of each Assigned Agreement to which it is a party and all originals of all chattel paper that evidence its Receivables, are located at the address listed below the name of such Grantor on the signature pages hereof or, in the case of any Additional Collateral Grantor, at the address listed below the name of such Additional Collateral Grantor on its Security Agreement Supplement (each as defined in Section 22(c)). A complete copy of each Assigned Agreement has been delivered to the Agent. None of the Receivables or Agreement Collateral is represented or evidenced by a promissory note or other instrument.

            (b) Such Grantor is the legal and beneficial owner of the Collateral (or, in the case of any consigned goods comprising Collateral, such Grantor is the legal and beneficial owner of its rights and interest in such consigned goods) in which it is granting a security interest free and clear of any Lien, except for the Permitted Liens and Other Liens permitted under Section 5.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement, the other Collateral Documents, the Existing Security Agreement or the other "Collateral Documents" (as defined in the Existing Credit Agreement), except for the Permitted Liens and Other Liens permitted under Section 5.02(a) of the Credit Agreement. All of the trade names of such Grantor are set forth below its name on Schedule IV hereto.

            (c) Such Grantor has exclusive possession and control of the Equipment and Inventory.

            (d) All of the shares of stock that constitute Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Indebtedness has been duly authorized, authenticated or issued and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

            (e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock, and/or warrants, rights or options to acquire shares of stock, of the issuers thereof indicated on Part A of Schedule I hereto. The Pledged Indebtedness is outstanding in the principal amount indicated on Part B of Schedule I hereto.

            (f) The Assigned Agreements, true and complete copies of which have been furnished to each Lender Party, (i) have been duly authorized, executed and delivered by each Grantor party thereto and, to the best of each such Grantor's knowledge, by all other parties thereto, (ii) have not been amended, supplemented or otherwise modified and are in full force and effect, and
      (iii) are binding upon and enforceable against each such Grantor party thereto and, to the best of each such Grantor's knowledge, each of the other parties thereto in accordance with their terms. There exists no violation or default under any Assigned Agreement by any Grantor party thereto or, to the best of each such Grantor's knowledge, by any other party thereto. Each party to any Assigned Agreement, other than any Loan Party thereto and any Lender party to the Secured Hedge Agreements, has executed and delivered to such Grantor a consent, in substantially the form of Exhibit B hereto (or otherwise in form and substance satisfactory to the Collateral Agent), to the assignment of the Agreement Collateral to the Administrative Agent pursuant to this Agreement.

            (g) Such Grantor has no deposit accounts with more than $5,000 other than the deposit accounts set forth opposite such Grantor's name on
      Schedule V hereto.

            (h) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Agreement Collateral and the Account Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral (subject to the Liens expressly permitted under Section 5.02(a) of the Credit Agreement), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

            (i) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment and security interest granted hereby, the pledge by such Grantor of the Security Collateral pursuant hereto or the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and a sale of securities generally), in each case other than the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed.

            SECTION 8. Further Assurances. (a) Each Grantor agrees that from time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may deem desirable and may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall promptly after an Event of Default: (i) mark conspicuously each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and, at the reasonable request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or other Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be represented or evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Administrative Agent may deem desirable and may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

            (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Grantor shall furnish to the Agent, upon the Agent's request at any time after the occurrence and during the continuance of an Event of Default or, in any event, once annually, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            SECTION 9. As to Equipment and Inventory. (a) Each Grantor shall keep its Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the locations specified therefor in Section 7(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all action required by Section 8 shall have been taken with respect to such Equipment and Inventory.

            (b) Each Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment.

            (c) Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory other than to the extent not required to be paid under
Section 5. 01 (b) of the Credit Agreement.

            (d) In producing the Inventory, if any, such Grantor shall comply with all requirements of the Fair Labor Standards Act.

            (e) Upon the Agent's reasonable request at any time after the occurrence and during the continuance of an Event of Default or, in any event, once annually, each Grantor shall furnish to the Agent, each Lender Party and each Hedge Bank a report detailing material changes in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

            (f) Not more than once each year or during any Default promptly upon the reasonable request of the Agent, each Grantor shall deliver to the Administrative Agent such warehouse receipts, bills of lading and other documents of title with respect to Inventory and Equipment as are requested, together with copies of all invoices with respect to the Inventory and Equipment.

            SECTION 10. Insurance. (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Administrative Agent from time to time. Each such policy shall in addition (i) name such Grantor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iii) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer. Each Grantor shall, if so requested by the Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, upon the Agent's request at any time after the occurrence and during the continuance of an Event of Default and, in any event, once annually, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of
Section 8.

            (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to any Equipment or Inventory when Section 10(c) is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 10 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

            (c) Upon the occurrence and during the continuance of any Event of Default, or the actual or constructive total loss (in excess of $100,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Administrative Agent as specified in Section 18(b).

            SECTION 11. Place of Perfection; Records; Collection of Receivables.
(a) Each Grantor shall keep its principal place of business and its chief executive office, and the office where it keeps its records concerning the Collateral and the original copies of the Assigned Agreements to which it is a party, and all originals of all chattel paper that evidence its Receivables, at the location therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records, Assigned Agreements and chattel paper and shall permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper in accordance with Section 5.01(f) of the Credit Agreement.

            (b) Except as otherwise provided in this Section 11(b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, each Grantor may take (and, at the Agent's direction, shall take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Administrative Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default, upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the immediately preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement or assignment) to be held as cash collateral and applied as provided by Section 18(b), and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            SECTION 12. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing and no foreclosure proceedings shall have been commenced:

            (i) Each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the other Loan Documents or the Secured Hedge Agreements.

            (ii) Each Grantor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Security Collateral; provided, however, that any and all

                  (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property and assets received or receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                  (C) cash paid or payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and, if received by such Grantor, shall be received in trust for the benefit of the Agent, shall be segregated from other property and assets or funds of such Grantor and shall be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment). Each Grantor, promptly upon the request of the Agent, shall execute such documents and do such acts as may be necessary or desirable in the judgment of the Administrative Agent to give effect to this clause (ii).

            (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may request for the purpose of enabling such Grantor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to subparagraph (i) of this Section 12(a) and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to clause (ii) of this
      Section 12(a).

            (b) Upon the occurrence and during the continuance of an Event of Default and upon exercise of foreclosure remedies by the Administrative Agent under Section 18 hereof:

            (i) All rights of each Grantor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 12(a) shall, upon notice to such Grantor by the Agent, cease and (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to subparagraph
      (ii) of Section 12(a) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and retain as Security Collateral such dividends, interest payments and other distributions.

            (ii) All dividends, interest payments and other distributions that are received by any Grantor contrary to the provisions of clause (i) of this Section 12(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property and assets or funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

            SECTION 13. As to the Assigned Agreements. (a) Each Grantor shall, at its own expense:

            (i) perform and observe all the terms and provisions of each Assigned Agreement to be performed or observed by it, maintain such Assigned Agreement in full force and effect and enforce each such Assigned Agreement in accordance with its terms, and take all such action to such end as may be from time to time reasonably requested by the Agent; and

            (ii) furnish to the Agent, promptly upon receipt thereof, copies of all material notices, requests and other documents required under or requested in accordance with Section 5.03(m) that are received by such Grantor under or pursuant to any Assigned Agreement and, from time to time, (A) furnish to the Administrative Agent such information and reports regarding the Collateral as the Administrative Agent may reasonably request and (B) upon the reasonable request of the Agent, make to each other party to any Assigned Agreement such demands and requests for information and reports or for action as such Grantor is entitled to make under such Assigned Agreement.

            (b) Each Grantor agrees not

            (i) to cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof without the consent of the Agent, which consent shall not be unreasonably withheld,

            (ii) to amend, modify or otherwise change in any manner any material term or material condition of any Assigned Agreement or give any consent, waiver or approval thereunder without the consent of the Agent, which consent shall not be unreasonably withheld, or

            (iii) to waive any material default under or any material breach of any material term or material condition of any Assigned Agreement without the consent of the Agent, which consent shall not be unreasonably withheld.

            SECTION 14. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees not (i) to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for dispositions of property and assets permitted under
Section 5.02(d) of the Credit Agreement, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Collateral, except for (A) the pledge, assignment and security interest created by this Agreement and (B) Liens expressly permitted under Section 5.02(a) of the Credit Agreement.

            (b) Each Grantor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) subject to Section l(d)(iii), pledge to the Administrative Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

            SECTION 15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, upon the occurrence and continuance of an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 10,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (c) to receive, indorse and collect any drafts, instruments, chattel paper and other documents in connection with Section 15(a) or 15(b) above (including, without limitation, all instruments representing any dividend, interest payment or other distribution in respect of the Security Collateral or any part thereof) and give full discharge for the same, and

            (d) to file any claims, to take any action or to institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or to enforce the rights of the Administrative Agent with respect to any of the Collateral.

            SECTION 16. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may upon notice to such Grantor perform, or cause the performance of, such agreement, and the expenses of the

Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 20(b).

            SECTION 17. The Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent, any Lender Party or any Hedge Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which BNP accords its own property of like tenor.

            SECTION 18. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it shall at its own expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties and
      (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 20) in whole or in part by the Administrative Agent for its benefit, the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the Lenders and the Hedge Banks against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. In determining the amounts owing to the Hedge Banks under the Secured Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values of the Secured Hedge Agreements. The term "Agreement Value" means, with respect to any Secured Hedge Agreement at any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of any "agreement value" under such Secured Hedge Agreement as though such Secured Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Standard Form of Interest Rate and Currency Exchange Agreement, 1987 Edition. Each determination of Agreement Value shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

            (c) The Administrative Agent may exercise any and all rights and remedies of the Grantors under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement or any other Collateral.

            (d) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement or assignment).

            (e) The Administrative Agent may, without notice to any Guarantor, except as required by law, and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the L/C Cash Collateral Account, or any part thereof.

            SECTION 19. Registration Rights. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
Section 18, each Grantor agrees that, upon request of the Agent, such Grantor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "blue sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as reasonably requested by the Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

            (d) provide the Administrative Agent with such other information and projections as may be necessary or, in the opinion of the Agent, advisable to enable the Administrative Agent to effect the sale of such Collateral; and

            (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Administrative Agent is authorized, in connection with any sale of the Collateral pursuant to Section 18, to deliver or otherwise disclose to any prospective purchaser of the Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (a) above, (ii) any information and projections provided to it pursuant to subsection (d) above and (iii) any other information in its possession relating to the Collateral.

            SECTION 20. Indemnity and Expenses. (a) Each of the Grantors jointly and severally agrees to indemnify the Agent, each Lender Party and each Hedge Bank and each of their respective officers, directors, employees, agents and advisors (each an "Indemnified Party") from, and hold each of them harmless against, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and reasonable expenses of counsel) arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, damages, losses, liabilities and expenses are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

            (b) Each Grantor jointly and severally agrees to pay to the Agent, upon demand, the amount of any and all expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent, any Lender Party or the Hedge Bank hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            SECTION 21. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against such Grantor to enforce this Agreement, irrespective of whether any action is brought against the other Grantors or whether the other Grantors are joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

            (i) any lack of validity or enforceability of any Loan Document, any Secured Hedge Agreement or any other agreement or instrument relating thereto;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Secured Hedge Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

            (iii) any taking, exchange, release or nonperfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any of its Subsidiaries;

            (v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries; or

            (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third-party grantor of a security interest.

            SECTION 22. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Agent, any Lender Party or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Collateral Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Collateral Grantor and (ii) the supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V hereto, as appropriate, and the Administrative Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

            SECTION 23. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Grantor, addressed to it at the address set forth below the name of such Grantor on the signature pages hereof (or, in the case of any Additional Collateral Grantor, at the address set forth below the name of such Additional Collateral Grantor on the signature page of its Security Agreement Supplement), and if to the Administrative Agent or any Lender Party addressed to it at its address set forth in Section 8.02 of the Credit Agreement, or, as to any Hedge Bank or any other party, at such other address as shall be designated by such party in a written notice to the each other party complying as to delivery with the terms of this Section 23. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, addressed as aforesaid.

            SECTION 24. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations and all other amounts payable under this Agreement, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Agent, the Lender Parties, the Hedge Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement

(including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. Upon the later of
(i) the payment in cash in full of the Secured Obligations and all other amounts payable under this Agreement, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

            SECTION 25. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory and Equipment in the ordinary course of business), the Administrative Agent shall, at the appropriate Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release, no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), together with a form of release for execution by the Administrative Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.06(b) of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Administrative Agent at the closing thereof.

            (b) Upon the later of (i) the cash payment in full of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the appropriate Grantor. Upon any such termination and reversion, the Administrative Agent shall, at the appropriate Grantor's expense, return to such Grantor such of the Collateral of such Grantor in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and reversion.

            SECTION 26. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

            SECTION 27. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Code are used herein as therein defined.

            (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or Secured Hedge Agreement to which it is or is to be a party, or for recognition and enforcement of any judgment, and such Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection or defense that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right that any party may otherwise have to commence or participate in any action, suit or proceeding relating to this Agreement, any of the other Loan Documents or any Secured Hedge Agreement to which it is or is to be a party, or otherwise to proceed against any Grantor, in any other jurisdiction.

            (c) Each Grantor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Grantor at the address set forth below its name on the signature page hereof, or by any other method permitted by law. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (d) To the extent that any Grantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Grantor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, any other Loan Document and any Secured Hedge Agreement to which it is or is to be a party.

            (e) Each Grantor irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any other Loan Document or any Secured Hedge Agreement, the transactions contemplated hereby or thereby or the actions of the Agent, any Lender Party or any Hedge Bank in the negotiation, administration, performance or enforcement thereof.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          24 HOUR FITNESS, INC.


                                          By:
                                              ------------------------------
                                              Name:
                                              Title:
                                              Address:

                                    SCHEDULES

Schedule I    -     Pledged Shares and Pledged Indebtedness
Schedule II   -     Assigned Agreements
Schedule III  -     Location of Equipment and Inventory
Schedule IV   -     Trade Names
Schedule V    -     Deposit Accounts

                                    EXHIBITS

Exhibit A     -     Security Agreement Supplement
Exhibit B     -     Form of Consent and Agreement